                                                                    EXHIBIT 99.5
                                                                    EXHIBIT F(2)


ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES

                               Calendar Year 1997
                             (Thousands of Dollars)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration              Authorization
-----------------------------------------------------------------------------------------------------------------------------------
Registered Holding Company:
  Parent Company:
    Common stock, par value $2.75 per share      220,462 shares              $ 12,286                   Rule 42
                                                ========                     ========

  Service Company:
    Non-negotiable note
      6.75% Non-negotiable note due 11/30/08    $  1,612                     $  1,612                   Rule 52
                                                ========                     ========

  CNG Transmission:
    Non-negotiable notes
      6.75% Non-negotiable note due 11/30/08    $ 13,958                     $ 13,958                   Rule 52
      6.95% Non-negotiable note due 11/30/27    $ 14,000                     $ 14,000                   Rule 52
                                                --------                     --------
                                                $ 27,958                     $ 27,958
                                                ========                     ========

  East Ohio Gas:
    Non-negotiable notes
      6.75% Non-negotiable note due 11/30/08    $  4,640                     $  4,640                   Rule 52
      6.95% Non-negotiable note due 11/30/27    $ 40,000                     $ 40,000                   Rule 52
                                                --------                     --------
                                                $ 44,640                     $ 44,640
                                                ========                     ========

ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Continued)

                               Calendar Year 1997
                             (Thousands of Dollars)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration              Authorization
-----------------------------------------------------------------------------------------------------------------------------------
  Peoples Natural Gas:
    Non-negotiable notes
      6.75% Non-negotiable note due 11/30/08    $  3,437                     $  3,437                   Rule 52
      6.95% Non-negotiable note due 11/30/27    $  9,000                     $  9,000                   Rule 52
                                                --------                     --------
                                                $ 12,437                     $ 12,437
                                                ========                     ========

  Hope Gas:
    Non-negotiable notes
      6.75% Non-negotiable note due 11/30/08    $  1,505                     $  1,505                   Rule 52
      6.95% Non-negotiable note due 11/30/27    $  3,000                     $  3,000                   Rule 52
                                                --------                     --------
                                                $  4,505                     $  4,505
                                                ========                     ========

  CNG Producing:
    Non-negotiable notes
      6.75% Non-negotiable note due 11/30/08    $ 50,000                     $ 50,000                   Rule 52
      6.95% Non-negotiable note due 11/30/27    $ 30,000                     $ 30,000                   Rule 52
                                                --------                     --------
                                                $ 80,000                     $ 80,000
                                                ========                     ========

  CNG Power:
    Non-negotiable note
      6.75% Non-negotiable note due 11/30/08    $    223                     $    223                   Rule 52
                                                ========                     ========

ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Continued)

                               Calendar Year 1997
                             (Thousands of Dollars)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration              Authorization
-----------------------------------------------------------------------------------------------------------------------------------
  CNG International:
    Non-negotiable note
      6.95% Non-negotiable note due 11/30/27    $ 40,000                     $ 40,000                   Rule 52
                                                ========                     ========

Subsidiaries of Registered Holding Company:
  Service Company:
    Non-negotiable notes
      9.5% Non-negotiable note due
        11/30/97                                                $    240     $    240                   Rule 42
      9.5% Non-negotiable notes due
        11/30/05 through 11/30/11                               $  1,612     $  1,612                   Rule 42
                                                                --------     --------
                                                                $  1,852     $  1,852
                                                                ========     ========

  CNG Transmission:
    Non-negotiable notes
      9.5% Non-negotiable note due
        11/30/97                                                $  2,077     $  2,077                   Rule 42
      9.5% Non-negotiable notes due
        11/30/05 through 11/30/11                               $ 13,958     $ 13,958                   Rule 42
                                                                --------     --------
                                                                $ 16,035     $ 16,035
                                                                ========     ========

ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Continued)

                               Calendar Year 1997
                             (Thousands of Dollars)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration              Authorization
-----------------------------------------------------------------------------------------------------------------------------------
  East Ohio Gas:
    Non-negotiable notes
      9.5% Non-negotiable note due
        11/30/97                                                $    690     $    690                   Rule 42
      9.5% Non-negotiable notes due
        11/30/05 through 11/30/11                               $  4,640     $  4,640                   Rule 42
                                                                --------     --------
                                                                $  5,330     $  5,330
                                                                ========     ========

  Peoples Natural Gas:
    Non-negotiable notes
      9.5% Non-negotiable note due
        1/31/97                                                 $ 10,000     $ 10,000                   Rule 42
      9.5% Non-negotiable note due
        11/30/97                                                $    511     $    511                   Rule 42
      9.5% Non-negotiable notes due
        11/30/05 through 11/30/11                               $  3,437     $  3,437                   Rule 42
                                                                --------     --------
                                                                $ 13,948     $ 13,948
                                                                ========     ========

  Virginia Natural Gas Company:
    Unsecured loan
      9.94% Unsecured loan due 1/1/97                           $  4,000     $  4,000                   Rule 42
                                                                ========     ========


ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Concluded)

                               Calendar Year 1997
                             (Thousands of Dollars)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration              Authorization
-----------------------------------------------------------------------------------------------------------------------------------
  Hope Gas:
    Non-negotiable notes
      9.5% Non-negotiable note due
        11/30/97                                                $    224     $    224                   Rule 42
      9.5% Non-negotiable notes due
        11/30/05 through 11/30/11                               $  1,505     $  1,505                   Rule 42
                                                                --------     --------
                                                                $  1,729     $  1,729
                                                                ========     ========

  CNG Producing:
    Non-negotiable note
      9.5% Non-negotiable note due
        1/31/97                                                 $ 90,000     $ 90,000                   Rule 42
                                                                ========     ========

  CNG Power:
    Non-negotiable notes
      9.5% Non-negotiable note due
        11/30/97                                                $     33     $     33                   Rule 42
      9.5% Non-negotiable notes due
        11/30/05 through 11/30/11                               $    223     $    223                   Rule 42
      8.75% Non-negotiable note due
        11/30/97                                                $    357     $    357                   Rule 42
                                                                --------     --------
                                                                $    613     $    613
                                                                ========     ========
